UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2010 (January 20, 2010)

FLM MINERALS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53160
(Commission File Number)

#14 - 8 No. 58 Haidian Road
Haidian District
Beijing, China 100086
 (Address of principal executive offices, including zip code)

011 86 106261 6955
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01         CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

   On January 20, 2010, FLM Minerals, Inc. (the “Company”) was notified that the audit practice of Kempisty & Company Certified Public Accountants, P.C., the Company’s independent registered public accounting firm (“K&Co”), was combined with MaloneBailey, LLP (“MB”) effective as of January 1, 2010.  On January 20, 2010, K&Co resigned as the independent registered public accounting firm of the Company and, with the approval of the Audit Committee of the Company’s Board of Directors, MB was engaged as the Company’s independent registered public accounting firm.  Except as noted in the paragraph immediately below, the report of K&Co’s consolidated financial statements for the year ended November 30, 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The report of K&Co on our consolidated financial statements for the year ended November 30, 2008 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern as we have not generated revenues since inception and have never paid any dividends and it is unlikely that we will pay dividends or generate earnings in the immediate or foreseeable future.

During the fiscal year ended November 30, 2008 and the subsequent interim period up through the January 20, 2010, there were no (i) disagreements between the Company and K&Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused K&Co to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

On February 8, 2010, the Company furnished K&Co with a copy of this report prior to filing with the Securities and Exchange Commission (“SEC”) and requested that K&Co furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to K&Co’s audit services and engagement as the Company’s independent registered public accounting firm.  K&Co has furnished a letter addressed to the SEC dated February 8, 2010, a copy of which is attached hereto as Exhibit 16.1.

As noted above, on January 20, 2010, the Company engaged the services of MB as the independent registered public accounting firm of the Company.  During the fiscal years ended November 30, 2008 and 2007 and from November 30, 2008 through the engagement of MB as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted MB with respect to any accounting or auditing issues involving the Company.  In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K, with K&Co, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibit Number	Description

16.1	Responsive Letter from K&Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2010	FLM MINERALS INC.

	By:	XIN CHEN
Xin Chen
President, Principal Accounting Officer, Principal Executive Officer, Principal Financial Officer, Secretary, Treasurer and sole member of the Board of Directors.